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                                                                   EXHIBIT 10.19

                        INDUSTRIAL CENTER OF MCKEESPORT

                                   L E A S E

         THIS LEASE is made this 11 day of November 1997, between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA, a Pennsylvania nonprofit corporation, hereinafter called "Lessor", and STEEL CITY PRODUCTS, INC., a Delaware corporation, hereinafter called the "Lessee".

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                                   SECTION 1

PREMISES AND TERM

         The Lessor does hereby lease and demise unto the Lessee 66,722 square feet in the McKeesport Industrial Manor building and the five (5) acre parcel of land on which said building is located, situate at 200 Center Street (the "Premises") in the RIDC Riverplace/Industrial Center of McKeesport property, in the City of McKeesport, Allegheny County, Pennsylvania, as identified in Exhibit "A", together with certain outdoor parking areas, and the non-exclusive right to use in common with other tenants, all passageways, roadways, and similar facilities serving other areas of the Industrial Center of McKeesport.

         The term of this Lease shall commence and possession shall be given as of 12:01 AM on October 15, 1997, (the "Commencement Date"). The term of this Lease shall expire at 11:59 PM on December 31, 2002. (the "Expiration Date").

                                   SECTION 2

EXTENSION BY MUTUAL CONSENT

         If Lessee lawfully occupies the Premises after the end of the term after having obtained Lessor's written consent to do so, this Lease and all its terms, provisions, conditions, covenants, waivers, remedies and any and all of Lessor's rights herein specifically given and agreed to, shall be in force for one month thereafter and thereafter from month to month until either party gives the other thirty (30) days written notice of its desire to terminate this Lease.



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                                   SECTION 3

BASE RENT AND ADDITIONAL RENT

A. BASE RENT

         As rental ("Base Rent") for the Premises, Lessee shall pay to the Lessor at its office in Pittsburgh beginning January 2, 1998 and on the first business day of each successive calendar month, in advance and without demand, deduction, or setoff, together with any escalations of rent provided in the Lease, the sum of TWENTY THOUSAND FIVE HUNDRED SEVENTY-THREE AND 00/100 DOLLARS ($20,573.00).

B. ADDITIONAL RENT - REAL ESTATE TAXES

         In the event the real estate taxes payable by Lessor on the Premises for the fiscal year ending August 31, 1998 or any subsequent fiscal year of the term hereof, shall exceed the amount payable by Lessor for such taxes for the fiscal year ending August 31, 1997, then Lessee shall pay, as Additional Rent, that excess amount.

         In the event that Additional Rent is payable due to an increase in real estate taxes, then Lessor shall furnish Lessee a written statement, with copies of bills from the respective taxing authorities, which statement shall show the computation of such excess. Such Additional Rent shall be paid within thirty (30) calendar days following Lessee's receipt of Lessor's written statement.

         If at any time during the term hereof the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as a supplement to, or a substitute for the whole or any part of the real estate taxes or assessments now levied, assessed, or imposed upon the Premises, there shall be levied, assessed, or imposed any form of assessment, tax, license fee, license tax, business license fee, business license tax, excise tax, commercial rental tax, levy, charge, penalty, or other imposition by the federal or state government, any political subdivision, municipality, school district, or other taxing body, then Lessee shall pay, as the case may be, all such taxes, assessments, levies, impositions and the charges or the part thereof so measured or based, which are in lieu of or a substitute for the whole or any part of the real estate taxes or assessments now levied, assessed or imposed on the Premises that are in excess of the taxes payable with





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respect to the fiscal year ending August 31, 1997 (the "Excess Taxes").  Upon failure of the Lessee to pay the same when due, Lessor shall have the right to pay same and to collect the amount thereof from Lessee in the same manner as Rent in arrears as hereinafter provided. Lessor shall promptly submit to Lessee all real estate or other applicable tax notices when they are received from the taxing bodies. Lessee shall pay all Excess Taxes on or before the due payment date, and shall provide the Lessor with evidence of payments ten (10) days prior to the date on which they would become delinquent. Lessee shall also pay any taxes that may be assessed against its own real or personal property.

C.  ADDITIONAL RENT - MAINTENANCE AND OPERATIONS

         If the expenses for maintaining and operating the Premises during the fiscal year ending August 31, 1998 or during any fiscal year thereafter exceed the expenses for maintaining and operating the Premises during the fiscal year ending August 31, 1997, then the Lessee shall pay to the Lessor as Additional Rent the portion of such excess attributable to the Premises, such Additional Rent to be paid in twelve equal monthly installments with each regular monthly Base Rent payment, commencing January 1 of the calendar year immediately succeeding the fiscal year in which such excess occurs; provided, however, that any such Additional Rent shall not be due and payable beyond the term of this Lease. On or before December 15, 1998, and on or before December 15 of each calendar year thereafter, the Lessor shall furnish to the Lessee a written statement showing the computation of such excess, if any, for the preceding fiscal year and showing the amount of Additional Rent for which the Lessee shall be obligated under this paragraph.

         The phrase "expenses for maintaining and operating the Premises" shall be deemed to mean those expenses incurred during such operating year in respect of the operation and maintenance of the Premises in accordance with accepted principles of sound management and accounting practices as applied to the operation and maintenance of industrial buildings, including premiums for insurance carried by the Lessor. The term "insurance" shall include: fire and





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extended coverage insurance; vandalism and malicious mischief insurance, boiler insurance; rent insurance; public liability insurance. Such expenses shall not include (i) expenses for any capital improvement made to the land or building;
(ii) expenses for painting, redecorating or other work which the Lessor performs; (iii) expenses for repairs or other work occasioned by fire, windstorm or other insurable casualty; (iv) expenses incurred in leasing or procuring new lessees, including lease commissions, advertising expenses and expenses of renovating space for new lessees; (v) legal expenses in enforcing the terms of any lease; (vi) interest or amortization payments on any mortgage;
(vii) wages, salaries or other compensation paid to any employees above the grade of building superintendent; or (viii) wages, salaries or other compensation paid for clerks or attendants in concessions operated by the Lessor.

D.  PAYMENT PROVISIONS

         Lessee hereby covenants and agrees to pay the Base Rent hereby reserved as and when due , and also all sums of money, charges or other amounts required to be paid by the Lessee to the Lessor which shall be "rent" in addition to the Base Rent provided for herein. Nonpayment of Additional Rent when due shall constitute a default under this Lease, unless being disputed in good faith, to the same extent, and shall entitle the Lessor to the same remedies, as nonpayment of Base Rent.

         Rent payments shall be made by check, payable to the Lessor, which shall be delivered or mailed, postage prepaid, to:

                  Regional Industrial Development Corporation
                            Post Office box 360146M
                      Pittsburgh, Pennsylvania  15251-6146

                                   SECTION 4

UTILITIES

         Lessee agrees to pay to respective utility companies utility charges for water, electricity, gas and sewerage, associated with the Premises and separately metered to Lessee.





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         In the event Lessee fails to pay the same when due, Lessor shall have the right to pay the same and collect the amount thereof from Lessee in the same manner as Additional Rent.

                                   SECTION 5

USE

         Lessee will not engage nor will Lessee permit any person or corporation to engage upon the Premises in any trade or occupation which is in violation of law. Lessee shall use the Premises only for its corporate purpose and pursuant to Exhibit "C" entitled RIDC Protective Standards and Controls.

         Anything in this Lease contained to the contrary notwithstanding, Lessor covenants and represents that the Premises conform to the requirements of all governments and governmental bodies having jurisdiction; and that the Premises may lawfully be used for the purposes herein permitted.

                                   SECTION 6
ALTERATIONS

         Lessee acknowledges and agrees that possession of the Premises is to be delivered to it in "as is" condition. The Lessor will address and correct the items, with the exception of any work associated with the loading docks, outlined in Exhibit "D" entitled Major Items Needing Attention which was developed by Lessee. Exhibit "B" which is attached hereto and made a part hereof is a "Floor Plan" of the Premises.

         Any and all additions, alterations and improvements made by the Lessee ("Lessee's Improvements") shall be done in a good and workmanlike manner.

         Prior to the commencement of construction of Lessee's Improvements, Lessee shall furnish to Lessor the plans and specifications of the construction work to be undertaken, shall furnish information as to the equipment to be installed, and shall obtain Lessor's written approval of said plans and specifications, which approval shall not be unreasonably withheld or delayed. Lessee shall obtain all necessary permits required by governmental authorities having jurisdiction prior to the commencement of construction of Lessee's Improvements.





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         Lessee's Improvements shall become the property of the Lessor and shall remain upon and be surrendered with the Premises at the expiration or earlier termination of this Lease.

         It is not intended to include in the expression, Lessee's Improvements, any mechanical equipment and trade fixtures installed by the Lessee, all of which may be removed by Lessee on the expiration or earlier termination of this Lease if (i) Lessee is not in default hereunder, (ii) such removal does not damage the Premises, and (iii) any damage that may be occasioned by any such removal shall be repaired by Lessee in a good and workmanlike manner.

         If Lessor so directs by written notice to Lessee, prior to the expiration of this Lease, or within fifteen (15) days thereafter, the Lessee shall promptly remove all of Lessee's Improvements plus any and all trade fixtures or mechanical equipment which were placed in the Premises by Lessee and which are designated in said notice and that were not previously agreed upon by both Lessee and Lessor that they could remain as fixed realty. Lessee shall repair any physical damage occasioned by such removal, and in default, thereof, Lessor may effect said removals and repairs at Lessee's expense.

         Lessee may bring such equipment, furniture, trade fixtures or other personal property into the Premises as may be necessary for its business; provided, however, that Lessee shall first notify Lessor of the type and nature of such personal property to be brought onto the Premises. Should such personal property be of an unusual size, type, or weight, so as to affect the Premises, then Lessor reserves the right to restrict the use of same in the Premises.

         Lessee will not file, nor will it permit or suffer any contractor or subcontractor, materialman or mechanic or other person under it to file, nor shall any contractor, subcontractor, materialman or mechanic file any mechanics' lien or other liens or claims for work done or materials furnished in or about the Premises against the Premises or the structure of which it is a part. Unless Lessor otherwise agrees, in writing, prior to the commencement of any work on the Premises, Lessee shall file in the office of the Prothonotary of Allegheny County a waiver of the right to file liens which shall be in the usual form for such waivers, such form to be approved by the Lessor.





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         Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises or the Complex purporting to be for labor or material furnished or to be furnished at the request of Lessee, then Lessee shall, at its expense, cause such lien to be discharged of record by payment, bond or otherwise, within ten (10) days after the filing thereof. If Lessee shall fail to cause such lien to be discharged of record within such ten-day period, or, if such lien is contested by Lessee and Lessee fails to provide adequate security for Lessor's protection, then Lessor may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Lessee shall, upon demand, reimburse Lessor for all reasonable amounts paid and costs incurred including attorneys' fees, in having such lien discharged of record.

         Lessee acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Lessor with respect to the Premises. The taking of possession of the Premises by Lessee shall establish that the Premises were at such time in satisfactory condition, order and repair except with respect to latent defects.

                                   SECTION 7

SIGNAGE

         Lessee hereby agrees that it will not install or post any exterior signs on or over the Premises except those approved in writing in advance by Lessor which approval shall not be unreasonably withheld or delayed; and that any such signs will conform to the requirements set forth under Exhibit "C".

                                   SECTION 8

MAINTENANCE

    Lessee covenants as follows:

         a. That Lessee will, at its own expense, replace any glass broken on the Premises and repair, restore, or replace all partitions and fixtures that may be installed by it which are damaged or destroyed by any cause.





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         b.      That Lessee shall make all nonstructural repairs to the
interior of the Premises, including, but not limited to, repairs to the air conditioners and heating units with a maintenance contract that is reasonably satisfactory to Lessor, the plumbing and electrical fixtures, and the doors and locks.

         c. That Lessee shall make all repairs and, if necessary the replacement, of any nature to any part of the Premises necessitated by the act or neglect of the Lessee or its agents, employees or invites other than those resulting from fire, casualty or other insurable cause.

         d. That Lessee shall make no modifications to any parts of the structure of the Premises without written approval of Lessor. This shall be deemed to include the floor slabs, perimeter walls and the roof of the Premises as well as any suspensions from the roof structure. A violation of this covenant shall be deemed a default under this Lease entitling Lessor to exercise any of the remedies provided for herein.

         e. That Lessee will keep the entire Premises, including adjoining sidewalks free of rubbish, debris, and also in such condition as the Board of Health and Board of Fire Underwriters having authority in such matters may lawfully require with the exception of damage caused by fire, casualty or other insurable cause. Lessee further agrees at its sole cost and expense, to perform, fully obey and comply with all ordinances, rules regulations and laws of all public authorities, boards and officers, relating to the maintenance of and occupancy of said Premises.

         f. That Lessee shall remove no additions, improvements and alterations made by Lessor or by Lessee except as herein provided, and shall not alter the Premises or any part thereof, without in each case the consent of Lessor in writing. Lessee shall, however, have the right, during the term of this Lease, to remove its trade fixtures and mechanical equipment however affixed to the realty, and Lessee covenants promptly to repair any damage caused by any such removal; provided, however, that any such trade fixtures and mechanical equipment, not required to be removed by Lessor pursuant to this Lease, which shall not have been removed by Lessee on the expiration or sooner





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termination of the term of this Lease or any extended term hereof, shall be deemed abandoned by Lessee and shall thereupon become the absolute property of Lessor without compensation to Lessee.

         Anything herein contained to the contrary notwithstanding, however, it is agreed that the Lessor's consent shall be required for installation of improvements, alterations, or repairs, whether or not such involve alteration to the building structure, and that Lessor will not unreasonably withhold or delay its consent as to the making of other installations, alterations, additions or improvements which are reasonably required for the conduct of Lessee's business on the Premises, provided that such installations, alterations, additions or improvements do not adversely affect the structures upon, or the overall visual environment of the Industrial Center of McKeesport.

         g. That Lessee shall make, at its sole cost and expense, all repairs necessary to maintain the Premises, pursuant to subparagraphs "a" through "f" hereinabove written, and shall keep the Premises and the fixtures therein in neat and orderly condition. If Lessee refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from Lessor of the need therefore, and after a reasonable time thereafter in which to make the same, Lessor may make such repairs at the expense of Lessee and such expense shall be collectible as Additional Rent.

         h. That a violation by Lessee, its employees or its agents of any of the covenants above written in subparagraphs "a" through "g" shall be deemed a default under this Lease entitling Lessor to exercise any of the remedies provided for herein.

         i. That Lessor shall not be obligated for any of such repairs to the Premises until the expiration of a reasonable period of time after written notice from Lessee that such repair is needed. In no event shall Lessor be obligated under this section to repair any damage caused by any act, omission or negligence of the Lessee or its employees, agents, invites, licensees, sub-tenants or contractors.





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         j.  That Lessor shall not be liable by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations, additions or improvements that are reasonably required in or to the Premises or to any appurtenances or equipment therein unless such inconvenience, injury, or interference shall be occasioned by the sole negligence of Lessor, its agents, servants, and/or employees. There shall be no abatement of rent because of such repairs, alterations, additions or improvements, except as provided in Section 16 hereof. Lessor shall use its best efforts with respect to repairs, alterations, additions and improvements to avoid depriving Lessee of the use of the Premises except in case of damage by fire or other casualty covered by Section 16.

B.      Lessor covenants as follows:

         a. That Lessor shall make all structural repairs in, to and about the Premises needed to keep the Premises in good and tenantable condition.

         b. That Lessor shall be responsible for the removal of snow from the driveways and parking areas of the Industrial Center of McKeesport and will salt areas where necessary.

         c. That Lessor shall be responsible for the management of all landscaped areas comprising a part of the Industrial Center of McKeesport.

         d. That Lessor will certify that the Heating and Air Conditioning has been inspected and in good operating condition prior to Lessee's occupancy.

                                   SECTION 9

ASSIGNMENT AND SUBLETTING

         Lessee may assign this Lease or sublet all or any part of the Premises with the prior written consent of Lessor, which consent shall not be withheld or delayed unreasonably; provided, however, that Lessee shall remain liable for the payment of rent hereunder and the performance of the covenants and conditions contained herein. No consent will be required for any assignment:
(1) to any present or future wholly-owned subsidiary or parent of Steel City Products, Inc. or (2) to any successor in interest of the entire business of Steel City Products, Inc. as a result of merger, consolidation, purchase, assignment, or operation of law.





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                                   SECTION 10
RIGHT OF ENTRY

         Lessor, its employees and agents, shall have the right to enter the Premises at all reasonable business hours for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants of the Industrial Center of McKeesport, and making such alternations, repairs, improvements or additions to the Premises or to the Industrial Center of McKeesport as Lessor may deem necessary or desirable. Prior to Lessor or its employees and agents entering the Premises, Lessor shall make its best effort to provide reasonable notice to Lessee except in the event of an emergency. Nevertheless, if representatives of Lessee shall not be present to open and permit entry into the Premises at any time when such entry by Lessor is necessary or permitted hereunder, then Lessor may enter by means of a master key (or forcibly in the event of an emergency) without liability to Lessee and without such entry constituting an eviction of Lessee or termination of this Lease.

                                   SECTION 11

SURRENDER

         At the expiration of this Lease or sooner termination of the term of this Lease or any extended term hereof, Lessee shall surrender the Premises to Lessor, together with all additions, alterations and improvements thereto, in broom clean condition and in the same condition it was in on the date of this Lease except for ordinary wear and tear and damage by fire, casualty or other insurable cause for which Lessee is not obligated to make repairs under this Lease. Lessee, however, shall remove all of its trade fixtures.

         Lessee expressly waives to Lessor the benefit of Act No. 20, approved April 6, 1951, entitled "The Landlord and Tenant Act of 1951" requiring three months' notice to vacate the Premises at the end of the term or upon forfeiture of this Lease for breach of its conditions, and covenants and agrees to give up quiet and peaceable possession without further notice from the Lessor or its agent.





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                                   SECTION 12

INDEMNIFICATION

         Lessee hereby assumes all risk and liability, and covenants and agrees to indemnify and save harmless Lessor and its respective officers, agents and employees from and against any and all liability, claims, damages, loss and expense arising from injury to or death of persons whomsoever, unless caused solely by the act or negligence of Lessor or any of the other persons or entities aforesaid, on the Premises, curbs, sidewalks, entrances or passageways adjacent to or included in the Premises or in connection with the occupation or use thereof.

         Unless caused by Lessor's sole act or sole neglect, Lessor shall not be liable for any injury or damage to any person or to any personal property of any such person at any time on said Premises or structure or on or in the streets, curbs, sidewalks, entrances or passageways adjacent thereto or included therein by reason of any action of the elements or from any cause whatsoever, including fire, wind, explosion or electrical current and those which may arise from the use or condition of said Premises or structure or from ice thereon, or from steam, gases, vapor, water, rain, snow or electrical current which may leak into, issue or flow from any part of said structure, or from the pipes, ducts, plumbing or wiring of the same, or from any other place or quarter, or from any other cause, during said term of this Lease.

         Lessor shall indemnify and save harmless Lessee against any and all liability, claims, damages, loss and expense sustained by Lessee, caused solely by the act or negligence of Lessor, its officers, agents or employees.

                                   SECTION 13

LIABILITY INSURANCE

         Lessee shall keep in effect at Lessee's expense during the term of this Lease, comprehensive general liability insurance with minimum combined single limits of $1,000,000 for bodily injury liability and property damage liability, and Lessor shall be named as an additional insured. Certificates of such insurance policies shall be furnished to Lessor and such policies shall be subject to Lessor's reasonable approval.





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                                   SECTION 14

FIRE AND CASUALTY INSURANCE

         That Lessee shall not do or suffer to be done any act, matter or thing whereby the fire and casualty insurance carried by Lessor on the building of which the Premises are a part shall be suspended or rated as more hazardous than at the commencement of this Lease. In case of breach of this covenant, Lessee agrees to pay as Additional Rent any and all increase of premium for insurance carried by Lessor caused in any way by the actions or occupancy of Lessee.

                                   SECTION 15

WAIVER OF SUBROGATION

         The parties hereto for themselves and their insurers hereby waive any right of subrogation against the other party.

                                   SECTION 16

DAMAGE OR DESTRUCTION OF LEASED PREMISES

         In case the Premises shall be structurally damaged by fire or other cause insofar that the Premises can not be reasonably used for the purposes required by Lessee, then, at the option of the Lessor and Lessee, to be exercised by a notice in writing sent no later than thirty (30) days after such damage, this Lease shall cease and come to an end as of the date of such damage, and any fixed rent for the unexpired period paid in advance beyond the date of such damage, shall be refunded by Lessor to Lessee.

         If the said structure shall be damaged to an extent as stated in the prior paragraph, neither Lessor nor Lessee shall exercise its aforesaid option, the Lessor, with due diligence, shall restore the structure to a condition equal to its condition before the damage, which will permit the full enjoyment and use of the Premises. A proportion of the fixed rent herein reserved, according to the extent that such damage and its repair shall interfere with the full enjoyment and use of the Premises, shall be suspended and abated from the date of such damage until said structure shall have been so restored.

         The Lessee shall be obligated to repair, restore or replace and trade fixtures and equipment installed by Lessee which may be damaged or destroyed by any cause.





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                                   SECTION 17

DEFAULT; REMEDIES OF LESSOR

         If Lessee shall fail to pay rent or additional rent to Lessor when the same is due and payable under the terms of this Lease and such default shall continue for a period of ten (10) days after written notice thereof has been given to Lessee by Lessor, or if the Lessee shall abandon or vacate or fail to perform any other duty or obligation imposed upon it by this Lease and such default shall continue for a period of thirty (30) days after written notice thereof has been given to Lessee by Lessor, or if the Lessee shall be adjudged bankrupt, or shall make a general assignment for the benefit of its creditors, or if a receiver of any property of Lessee in or upon the Premises be appointed in any action, suit, or proceeding by or against Lessee and such appointment shall not be vacated or annulled within sixty (60) days, or if the interest of Lessee in the Premises shall be sold under execution or other legal process, then and in any such event Lessor shall have the right to enter upon the Premises and again have, repossess, and enjoy the same as if this Lease had not been made, and thereupon, at Lessor's option, this Lease shall terminate without prejudice, however, to the right of Lessor to recover from Lessee all rent due and unpaid up to the time of such reentry.

         In the event of any such default and reentry, if Lessor does not elect to terminate this Lease, Lessor shall have the right to: relet the Premises for the remainder of the term, for the highest rent then obtainable and to recover from Lessee the difference between the rent reserved by this Lease and the amount obtained through such reletting plus the costs and expenses reasonably incurred by Lessor in such reletting.

         In the event any installment of Base Rent of Additional Rent shall become overdue after notice to Lessee for a period in excess of five (5) days, a "late charge" in the amount of five percent (5%) per month of such overdue installment may be charged to Lessee by Lessor for the purpose of defraying the expenses incident to handling such delinquent payments, which late charge shall be payable monthly on the same day of the month as installments of Base Rent and Additional Rent, until such overdue installment is paid. This charge shall be in addition to, and not in lieu of, any other remedy Lessor may have and is in addition to any reasonable fees and charges of any agents or attorneys which Lessor is entitled to employ on any default hereunder, whether authorized herein, or by law.





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         In addition to the above described late charge, at Lessor's option, any payment required to be made by Lessee under the provisions of this Lease and not made by Lessee when and as due shall thereupon be deemed to be due and payable by Lessee to Lessor with interest thereon from the date when the particular amount became due to the date of payment thereof to Lessor. The aforesaid interest shall be equal to the fluctuating rate per annum, announced from time to time by Mellon Bank, N.A. as its "prime rate"; said rate to change automatically effective as of the effective date of each change in the "prime rate".

         Notwithstanding any other provisions herein contained, in the event of any such default, Lessor, at its option, may declare the unpaid rent for the unexpired portion of the term of this Lease to be immediately due and payable, and Lessor may exercise any one or more of the remedies herein provided or as otherwise may be provided by law, all of such remedies being cumulative and not exclusive.

                                   SECTION 18

CONFESSION OF JUDGMENT

         For value received and forthwith on every default of payment of rent by Lessee under this Lease, or on any and every breach of covenant or agreement by Lessee under the terms of this Lease, Lessee does hereby empower any attorney of any court of record, within the United States or elsewhere, to appear for Lessee and, with or without declaration filed, confess judgement against Lessee, and in favor of Lessor, its successors or assigns, as of any term, for the sum due by reason of said default, including unpaid rent for the balance of the term, with costs of suit and attorney's commission of 10% for collection. Said attorney, so empowered, shall also forthwith issue writ or writs of execution hereon, with release of all errors and without stay of execution. Exemption of any and all property from levy and sale by virtue of any exemption law now in force or which may be hereafter passed is also expressly waived by Lessee.

         Lessor agrees that it will not confess judgement against Lessee if such default or breach is cured within the applicable cure periods set forth in
Section 17.





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         In case of violation of any of the covenants or agreements in this
Lease by Lessee, the Lessee's failure to cure the same within the grace periods herein provided, shall authorize and empower the aforementioned attorney, either in addition to or without such judgement for the amount due according to the terms of this Lease, to appear for Lessee and confess judgment forthwith against Lessee, and in favor of Lessor, in an amicable action of ejectment for the Premises above described, with all the conditions, fees, releases, waivers of stay of execution and waiver of exemption to accompany said confession of judgment for said sum or sums due. Lessee further, at option of Lessor, authorizes the entry of such action, confession of judgment therein, and immediate issuing of a writ of possession without leave of court. Lessor may then, without notice, re-enter and expel Lessee from the Premises, and also any person holding under it, and in each case, this Lease, or a true copy thereof shall be a sufficient warrant of any person.

         Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent or other charges reserved as rent shall fall due or be in arrears beyond any applicable grace periods, or so long as Lessee is in violation of any of the other terms of this Lease beyond any applicable grace periods, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this Lease.

                                   SECTION 19

EMINENT DOMAIN

         In the event any material part of the building which forms a part of the Premises is taken by paramount authority or in any way appropriated by the exercise of the right of eminent domain, the rent herein set forth shall be abated and liability therefore cease as of the date of such taking or appropriation. This Lease shall terminate as of said date, and any prepaid rent shall be returned to Lessee. The entire award for the Premises shall be payable to Lessor, and Lessee shall not be entitled to any damages for the value of the unexpired Lease term. However, Lessee shall be entitled to claim damages for its trade fixtures and relocation expenses.





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                                   SECTION 20

SUBORDINATION OF LEASE

         This Lease is and shall remain subordinate and subject to any mortgage or mortgages which are now or at any time shall be placed upon the freehold interest of Lessor or any part thereof or to any assignment of the interest of Lessor in this Lease. Lessee agrees to execute and deliver to Lessor, without cost, any instrument which may be deemed necessary by Lessor to further effect the subordination of this Lease to any such mortgage, mortgages or assignments, except that such instrument shall provide that, so long as Lessee is not in default hereunder, its possession will not be disturbed nor will its leasehold interest be divested.

         In the event of a foreclosure of any such mortgage, Lessee hereby agrees that this Lease shall not terminate by reason thereof, and Lessee further agrees to attorn to and to recognize as Lessor hereunder the mortgagee, or any purchaser at a foreclosure sale or any purchaser of the Industrial Center of McKeesport and improvements in lieu thereof, for the balance of the term of this Lease, subject to all the terms and provisions hereof provided, however, any such mortgagee or purchaser, which shall become the Lessor hereunder shall not be:
         (a)     liable for any act or omission of Lessor,

         (b) subject to any offsets or defenses which Lessee might have against Lessor,

         (c) bound by any rent or additional rent which Lessee may have paid to Lessor for more than the current month, or

         (d) bound by any amendment or modifications of this Lease without its consent.

                                   SECTION 21

ESTOPPEL CERTIFICATE

         Lessee shall, at any time and from time to time, within twenty (20) days following written request from Lessor, execute, acknowledge and deliver to Lessor a written statement certifying that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), certifying the date to which the rent





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reserved hereunder has been paid, and certifying that there are not, to
Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Industrial Center of McKeesport or the real property on which the Industrial Center of McKeesport is located. Lessee's failure to deliver such statement within said twenty-day period shall be conclusive upon Lessee that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Lessor's performance hereunder.

                                   SECTION 22

FORCE MAJEURE

         In the event that either party shall be delayed or hindered in, or prevented from, the performance of any work, service or other acts required under this Lease to be performed by the party and such delay or hindrance is due to strikes, lockouts, acts of God, governmental restrictions, enemy act, civil commotion, fire or other casualty, or other causes of a like nature beyond the control of the party so delayed or hindered, then performance of such work, service or other act shall be excused for a period of such delay and the period for the performance of such work, service or other act shall be extended for a period equivalent to the period of such delay. In no event shall such delay constitute a termination of this Lease. The provisions of this paragraph shall not operate to excuse Lessee from the prompt payment of rent, including such pro rata payments of rent as may be due under Section 3 hereof, after the commencement of the term. Written notice of any such delays, other than temporary or emergency interruptions, shall be given to the other party as well as written notice of the cessation of the same.

                                   SECTION 23

RULES AND REGULATIONS

    Lessee will comply with the following rules and regulations covering the use of the Premises and will at all times observe, perform and abide by all reasonable rules and regulations from time to time promulgated by Lessor for the common use of the Industrial Center of McKeesport and the safety, care and cleanliness of the Premises:





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         (i)     That it will not obstruct the use of the common areas
including the sidewalks and roadways.

         (ii) That it will use the parking areas on the Premises only for visitor, executive and employee parking;

         (iii) That nothing shall be placed by the Lessee or its employees on the outside of the Building or on the windows, window sills or projections; and

         (iv) That Lessee for itself, its successors, assigns, employees and agents, hereby agrees that it will refrain from going onto the roof of the building for any purpose other than maintenance with the prior approval of Lessor, which the Premises are a part or from making any modifications including penetration to the roof surface and placing material or installations on the roof without the prior written consent of Lessor.


Should any difficulties develop with respect to the roof, Lessor shall be promptly notified.

                                   SECTION 24

QUIET ENJOYMENT

         If Lessee shall pay the rent and perform all its other obligations hereunder, Lessor covenants that Lessee shall, during the term hereof, enjoy quiet and peaceable possession of the Premises.

                                   SECTION 25

ABANDONMENT OF PREMISES

         If the Building at any time be abandoned, Lessor may enter by force, without liability or prosecution or action therefor, and may distrain for rent and also relet the Premises as agent of Lessee for any unexpired portion of the term and receive the rent therefor and apply it on this Lease.

                                   SECTION 26

NON-WAIVER BY LESSOR

         A determining of the term, or the receipt of rent after default, or after judgment or after execution, shall not deprive Lessor of other actions against Lessee for possession, or for rent, or for damages to which it is entitled.





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                                   SECTION 27

NOTICES

         Any notice or demand required by the provisions of this Lease to be given to Lessor shall be deemed to have been given adequately if sent by Certified Mail to Lessor at the following address: 7th Floor - 907 Penn Avenue, Pittsburgh, PA 15222-3805.

         Any notice or demand required by the provisions of this Lease to be given to Lessee shall be deemed to have been given adequately if sent by
Certified Mail to Lessee at the following addresses:   Steel City Products,
Inc., 200 Center Street, McKeesport, PA 15132, and Oakhurst Company Inc., 1001 Santerre Drive, Grand Prairie, Texas, 75050, attn: President.

         Either party shall have the right to change its address by giving to the other party fifteen (15) days' advance written notice of its intention to make such change and of the substituted address at which any notice or demand may be directed to it.

                                   SECTION 28

SUCCESSORS AND ASSIGNS

         The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representative, heirs, successors and assigns; provided, however that no rights shall inure to the benefit of any successor of Lessee, unless Lessor's written consent for the transfer to such successor has first been obtained as provided in Section 9.

                                   SECTION 29

ENVIRONMENTAL MATTERS

         (A) For purposes of this Lease:

    (i) As used herein, the term "Environmental Laws" shall mean any and all federal, state, or local laws, statutes, rules, regulations, ordinances, interstate compacts, or judicial or administrative decrees, orders, decisions, or permits relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or Hazardous Substances into the environment (including, without limitation, ambient air, surface water, ground water or subsurface strata); or otherwise relating to the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of such pollutants, contaminants or Hazardous Substances, including, without





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limitation, ambient air, surface water, ground water or subsurface strata); or
otherwise relating to the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of such pollutants, contaminants or Hazardous Substances, including without limitation, the following statutes, as amended and judicially and administratively interpreted through the date hereof, and all regulations promulgated thereunder as of such date, including without limitation all comparable statutes, regulations, and interpretations by the Commonwealth of Pennsylvania: the Comprehensive Environmental Response, Compensation and Liability Act, 42 USC Section 9601 et seq. ("CERCLA"); the Clean Air Act, 42 USC Section 7401 et seq.; the Resource Conservation and Recovery Act, 42 USC Section 4901 et seq. ("RCRA"); the Safe Drinking Water Act, 42 USC Section 300f et seq.; the Toxic Substance Control Act, 15 USC Section 2601 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq.; the National Environmental Policy Act 42 U.S.C. Section 4321 et seq.; the Hazardous Substances Cleanup Act, 35 Pa. C.S.A. Section 6020.101 et seq. ("HSCA"); the Clean Streams Law, 35 Pa. C.S.A. Section 691.1 et seq.; the Solid Waste Management Act, 35 Pa. C.S.A. Section 6018.101 et seq.; and the Pennsylvania Storage Tank and Spill Prevention Act, 35 PS Section 6021.101 et seq.; and

     (ii) As used herein, the term "Hazardous Substance" shall mean any and all elements, compounds, chemical mixtures, contaminants, pollutants, or other substances identified as "Hazardous Substances" under CERCLA or HSCA and all comparable statutes and regulations, and any used or unused petroleum products.

         (B) Lessee shall:

     (i) Not cause or permit any Hazardous Substance to be placed, held, located, released, spilled, transported or disposed of on, under, at or from the Premises or any real estate contiguous thereto in contravention of any Environmental Laws;

     (ii) Except with respect to matters existing prior to the Commencement Date or occurring after Lessee no longer occupies the Premises, contain at or remove from the Premises or perform any other remedial action regarding any Hazardous Substance, at Lessee's sole cost and expense, if, as and when such containment, removal or other remedial





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action is required under any Legal Requirement and, whether or not so required, perform any containment removal or remediation of any kind of any Hazardous Substance in compliance with all Legal Requirements;

     (iii) Not permit any subtenant or occupant of the Premises to engage in any activity that could result in any liability, cost or expense to any such subtenant, or occupant, lessee, Lessor or any other owner of the Premises or any portion thereof or the creation of a lien on the Premises under any Environmental Laws or under any similar applicable law or regulation;

     (iv) Provide Lessor with written notice (and a copy as may be applicable) of any of the following within ten (10) days thereof; (a) Lessee's obtaining actual knowledge or notice of any kind of the presence, or any actual or threatened release, of any Hazardous Substance on, under, at or from the Premises not authorized or permitted under Environmental Laws; (b) Lessee's receipt or submission, or Lessee's obtaining actual knowledge or notice of any kind, of any report, citation, notice or other communication from or to any federal, state or local government or quasigovernmental authority regarding any Hazardous Substance in any way materially adversely affecting the Premises; or
(c) Lessee's obtaining actual knowledge or notice of any kind of the incurrence of any cost or expense by any federal, state or local governmental or quasigovernmental authority or any private party in connection with the assessment, monitoring, containment, removal or remediation of any kind of any Hazardous Substance on, under, at or from the Premises, or of the recording of any lien on the Premises in connection with any such action or Hazardous Substance on, under or at the Premises; and

     (v) Defend all actions against the Lessor and pay, protect, indemnify and save harmless the Lessor from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from Lessee's failure to comply with this Section 29. The indemnity contained in this Section 29 shall survive the





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expiration or earlier termination of this Lease with respect to the obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to such expiration or earlier termination.

     (vi) Pursuant to the Commonwealth of Pennsylvania Department of Environmental Resources, ("PA DER"), industrial and commercial complexes and individual businesses are required to develop preventative plans in conformance with Chapter 75 of the PA DER regulations for intervention in the event of accidental pollution of air, land or water. Said plans are referred to as Preparedness, Prevention and Contingency Plans (PPC).

         In the event that Lessee is required to submit to and obtain approval from PA DER for Lessee's PPC, Lessee shall also submit to Lessor a copy of both its PPC (and any revisions to same) and the PA DER written notice to Lessee of PA DER's approval of said PPC.

         By receipt of Lessee's PPC, Lessor assumes no responsibility as to its accuracy, correctness, nor implementation.

                                   SECTION 30

GOVERNING LAW

         This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

                                   SECTION 31

SEVERABILITY

         If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

                                   SECTION 32

GENDER

         As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate;and words of any gender shall mean to include any other gender.





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                                   SECTION 33

OPTION TO RENEW

         Lessee shall have the right and option to renew this Lease for one (1) additional term of five(5) years following the termination of the term hereof, provided: (i) that this Lease is in full force and effect immediately prior to the date of the commencement of such renewal term; (ii) that the Lessee is not in default under any of the provisions herein; and (iii) that the Lessee is in full occupancy of the Premises for its own use and intends to continue such occupancy. The term of the option term shall commence January 1, 2003 and expire on December 31, 2008. The option term shall be exercised by Lessee serving on Lessor written notice to that effect not later than June 30, 2002. Said renewal shall be upon the same terms, covenants, conditions and limitations as in this Lease provided, except that during the option term, the monthly rental shall be the amount of the last month's rent due in the initial term plus five (5%) percent. The notice of election to take the renewal term shall be irrevocable and shall constitute an agreement between parties for a renewal of this Lease as herein stated.

                                   SECTION 34

ENTIRE AGREEMENT

         There are no agreements, representations or understanding between the parties other than those expressed herein. No modification of the terms hereof shall be binding unless set forth in a writing signed by both parties hereto.
A one-time real estate brokerage commission in the amount of $66,719.00 is payable by Lessor to Hill-Cleary and Associates. No further real estate commissions will be payable for any lease extensions.






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    WITNESS the due execution hereof as of the day and year first above written.

Attest:                                          REGIONAL INDUSTRIAL DEVELOPMENT

/s/ Colleen Poreniski                            CORPORATION OF SOUTHWESTERN
---------------------                               PENNSYLVANIA
Secretary
(Corporate Seal)
                                                 BY /s/ Frank Brooks Robinson
                                                    -------------------------

                                                 President


Attest:                                          STEEL CITY PRODUCTS, INC.


/s/ Bernard Frank                                BY: /s/ Terrance W. Allan
-----------------                                    ---------------------

(Corporate Seal)                                 President, C.O.O.





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